UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2010

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

We are filing the following information with the Securities and Exchange Commission (the “SEC”) for the purpose of updating our public disclosure and to update our previously disclosed risk factors.

Our wholly-owned subsidiary, Sequenom Center for Molecular Medicine, LLC (“Sequenom CMM”), develops and validates laboratory developed tests (“LDTs”) for use in and by Sequenom CMM as a testing service to physicians. Patient samples are collected by physicians and submitted to Sequenom CMM for testing, and the results are reported back to the ordering physician. Historically, the U.S. Food and Drug Administration (the “FDA”) has exercised enforcement discretion and exempted from regulation LDTs created and used by the same laboratory. During a public meeting held in July 2010, the FDA explained that it is reconsidering its policy of enforcement discretion over LDTs. In the public meeting notice the agency cited a variety of safety concerns related to current LDTs, noting that the tests have become increasingly complex and utilized for significant medical decisions, sometimes in place of similar tests that have been reviewed and approved by the FDA. As part of the FDA’s evolving position on the regulation of LDTs, the FDA has recently issued letters to a number of companies that primarily related to direct-to-consumer genetic testing products. In these letters, the FDA expressed concern about consumers making medical decisions in reliance on genetic tests that have not undergone the FDA’s premarket review. However, no formal guidance has yet been issued discussing the nature of the changes the FDA may make with respect to the regulation of LDTs, nor the scope of potential regulation. Although Sequenom CMM does not sell its testing services directly to consumers, we also received a letter from the FDA in July 2010. We responded to the FDA by letter in August 2010 and met with the FDA in September 2010. We reiterated at that meeting that Sequenom CMM’s LDTs are physician-ordered and neither we nor Sequenom CMM are involved in any direct-to-consumer marketing of tests of any kind. The FDA indicated it had no further questions on the direct-to-consumer issue at this time. We will continue to monitor potential changes as the FDA’s LDT policy evolves to ensure Sequenom CMM’s activities are consistent with the FDA’s most current policy.

On September 25, 2009, Paul Hawran resigned as our chief financial officer. On September 28, 2009, we reported Mr. Hawran’s resignation and also announced that a special committee of our board of directors had completed its investigation and that based on the special committee’s investigation we had reached a number of conclusions, which we also reported. On August 26, 2010, Mr. Hawran sued the three directors who comprised the special committee, alleging that they had defamed him, invaded his privacy, negligently or intentionally interfered with his prospective economic advantage, and committed unfair business practices under California Business and Professions Code Section 17200. Mr. Hawran alleged in his complaint that he was asked to resign because he had raised concerns about the conduct of certain of our directors. The lawsuit, Hawran v. Hixson et al, case no. 37-2010-00058632-CU-DF-NC, has been filed in the Superior Court of California for the North County of San Diego.

Risk Factors

You should consider carefully the following risk factor, together with all of the other information included in this report. If any of such risks actually occur, our business could be materially harmed, and our financial condition and results of operations could be materially and adversely affected. The risks and uncertainties described below and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 in Item 1A under “Risk Factors,” as updated in our Quarterly Reports on Form 10-Q and any future filings we make with the SEC, are not the only ones facing us. Additional risks and uncertainties, not presently known to us, or that we currently see as immaterial, may also harm our business.

The FDA has recently expressed specific concern regarding genetic tests, including our SEQureDx technology based tests, and may require that such tests be offered only under 510(k) clearance or premarket approval and not as laboratory developed tests.

Recently, the FDA sent letters to a number of entities offering laboratory developed genetic tests direct to consumers, noting that they did not have 510(k) premarket clearance or premarket approval numbers on file for such

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tests. We received a letter from the FDA in July 2010, to which we responded in August 2010 and which we discussed in a meeting with the FDA in September 2010. In these communications, we have informed the FDA that the SEQureDx technology based tests developed and validated for use in and by Sequenom CMM as a testing service to physicians are not marketed or sold directly to the consumer. Samples are ordered by a physician, collected, sent to the laboratory for testing and results are reported to the physician. The FDA indicated that based on the absence of any direct-to-consumer sales of Sequenom CMM’s or our products, we would not be required to provide any additional information at this time. Although the FDA has exercised enforcement discretion in the past for LDTs, we cannot assure you that the FDA will abstain from such action in the future against us, which would have material adverse effects on our business.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this report, including statements regarding the FDA’s regulation of LDTs, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with our ability to develop and commercialize new technologies and products, particularly new technologies such as noninvasive prenatal diagnostics and laboratory developed tests, our ability to manage our existing cash resources or raise additional cash resources, government regulation particularly with respect to diagnostic products and laboratory developed tests, obtaining or maintaining regulatory approvals, the ongoing investigations, and other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2009 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: September 21, 2010	By:	/S/ CLARKE NEUMANN
Clarke Neumann
Vice President and General Counsel

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